Grants and other liabilities	3 Months Ended
Mar. 31, 2019
Grants and other liabilities [Abstract]
Grants and other liabilities
Note 16. - Grants and other liabilities

	Balance as of March 31,	Balance as of December 31,
	2019	2018
	($ in thousands)
Grants	1,134,944	1,150,805
Other Liabilities	518,379	507,321
Grant and other non-current liabilities	1,653,323	1,658,126

As of March 31, 2019, the amount recorded in Grants corresponds primarily to the ITC Grant awarded by the U.S. Department of the Treasury to Solana and Mojave for a total amount of $731 million ($739 million as of December 31, 2018), which was primarily used to fully repay the Solana and Mojave short-term tranche of the loan with the Federal Financing Bank. The amount recorded in Grants as a liability is progressively recorded as other income over the useful life of the asset.

The remaining balance of the “Grants” account corresponds to loans with interest rates below market rates for Solana and Mojave for a total amount of $402 million ($410 million as of December 31, 2018). Loans with the Federal Financing Bank guaranteed by the Department of Energy for these projects bear interest at a rate below market rates for these types of projects and terms. The difference between proceeds received from these loans and its fair value, is initially recorded as “Grants” in the consolidated statement of financial position, and subsequently recorded in “Other operating income” starting at the entry into operation of the plants. Total amount of income for these two types of grants for Solana and Mojave is $14.8 million and $14.9 million for the three-month periods ended March 31, 2019 and 2018, respectively.

Other liabilities mainly relate to the investment from Liberty Interactive Corporation (“Liberty”) made on October 2, 2013 for an amount of $300 million. The investment was made in class A shares of Arizona Solar Holding, the holding of Solana Solar plant in the United States. Such investment was made in a tax equity partnership which permits the partners to have certain tax benefits such as accelerated depreciation and ITC. Liberty has the right to receive 61.20% of taxable losses and distributions until such time as Liberty reaches a certain rate of return, or the Flip Date, and 22.60% of taxable losses and distributions thereafter. Given the underperformance of the asset in the last years, there is uncertainty regarding the Flip Date, regarding when it will occur, if so. The Company expects potential cash distributions from Solana to go mostly or entirely to Liberty in the upcoming years.

According to the stipulations of IAS 32 and in spite of the fact that the investment of Liberty is in shares, it does not qualify as equity and has been classified as a liability as of March 31, 2019 and as of December 2018. The liability is recorded in Grants and other liabilities for a total amount of $364 million as of March 31, 2019 ($358 million as of December 31, 2018) and its current portion is recorded in other current liabilities for the remaining amount (see Note 17). This liability has been initially valued at fair value, calculated as the present value of expected cash-flows during the useful life of the concession, and is then measured at amortized cost in accordance with the effective interest method, considering the most updated expected future cash-flows.

Additionally, other liabilities include $56 million as of March 31, 2019 ($57 million as of December 2018) of finance lease liabilities.